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                                                                    Exhibit 23.2

                        Consent of Independent Auditors

We consent to the incorporation by reference in this Registration Statement of Nova Corporation on Form S-1 of our report dated February 17, 1998, appearing in the Registration Statement (Form S-1 No. 333-45997) of Nova Corporation filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                                   /s/ Ernst & Young LLP




Atlanta, Georgia
April 21, 1998